Principal Exchange-Traded Funds

Supplement dated January 30, 2018
to the Statement of Additional Information dated November 1, 2017
(as supplemented on November 1, 2017 and December 15, 2017)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

Delete all references to Bats BZX Exchange from the Principal U.S. Listing Exchange column in the table on the cover page and replace with Cboe BZX Exchange, Inc.

EXCHANGE LISTING AND TRADING

Delete all references to Bats BZX Exchange from the Principal U.S. Listing Exchange column in the table and replace with Cboe BZX Exchange, Inc.

LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES

Officers of the Trust

Delete the row relating to David J. Brown from the Officers of the Trust table.

Delete the row relating to Teri R. Root from the Officers of the Trust table, and replace with the following:

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Teri R. Root Des Moines, IA 50392 1979	Interim Chief Compliance Officer (since 2018) Deputy Chief Compliance Officer (2015 - 2018)	Deputy Chief Compliance Officer, PGI (since 2017) Vice President and Chief Compliance Officer, PMC (2015-2017) Compliance Officer, PMC (2010-2013) Vice President, PSS (since 2015)

Add the following information to the Officers of the Trust table:

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Ashley Fuhrmeister Des Moines, IA 50392 1982	Assistant Counsel (since 2018)	Counsel, PLIC (since 2017) Prior thereto, Attorney in Private Practice